UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2008

PC Connection, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-23827	02-0513618
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rt. 101A, 730 Milford Road, Merrimack, NH 03054

(Address of principal executive offices and zip code)

(603) 683-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 9, 2008, the Board of Directors (the “Board”) of PC Connection, Inc., a Delaware corporation (the “Company”) adopted the Executive Bonus Plan (“Executive Bonus Plan”), subject to approval by the Company’s stockholders at the Company’s 2008 annual meeting of stockholders. On May 21, 2008, at the Company’s 2008 annual meeting of stockholders, the Company’s stockholders approved the Executive Bonus Plan. The Executive Bonus Plan, as approved by the Board of Directors, was attached as Appendix A to the proxy statement filed with the Securities and Exchange Commission on April 10, 2008. A summary of the Executive Bonus Plan’s terms was provided in such proxy statement and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PC CONNECTION, INC.

Date: May 23, 2008	By:	/s/ Jack Ferguson
Jack Ferguson
Executive Vice President, Treasurer, and Chief Financial Officer